Exhibit 32.1

Certification of Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of MAXXAM Inc., a Delaware corporation (the ACompany@), does hereby certify that:

(a)           the accompanying Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 of the Company (the AReport@) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:       August 8, 2008                                                                                                                                                                                        /S/    CHARLES E. HURWITZ
                                                                                                                                             Charles E. Hurwitz
                                                                                                                                                   Chief Executive Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code).